UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 18, 2011 (May 16, 2011)
BIRMINGHAM BLOOMFIELD BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-52584 (Commission File No.)	20-1132959 (IRS Employer Identification No.)
33583 Woodward Avenue, Birmingham, Michigan 48009
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 723-7200
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
     On May 16, 2011, Birmingham Bloomfield Bancshares, Inc. held its annual meeting of shareholders. The results of the vote at the meeting at which a quorum was present were as follows:
1. To elect two directors, each to serve a three-year term:

	For	Withheld	Broker Non-Vote
Charles T. Pryde	790,036	33,100	381,462
Walter G. Schwartz	788,736	34,400	381,462
2. To approve the Company’s executive compensation:

For	Against	Abstain	Broker Non-Vote
774,436	33,400	15,300	381,462
3. To ratify the selection of Plante & Moran, PLLC as independent auditors for 2011:

For	Against	Abstain	Broker Non-Vote
1,183,985	15,813	4,800	0
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIRMINGHAM BLOOMFIELD BANCSHARES, INC.
Dated: May 18, 2011	By:	/s/ Robert E. Farr
Robert E. Farr
President and Chief Executive Officer